SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549

                         ________________

                             FORM 8-K

                          CURRENT REPORT

              Pursuant to Section 13 or 15(d) of the

                  Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) March 28, 1996


                  SEARS ROEBUCK ACCEPTANCE CORP.

        (Exact name of registrant as specified in charter)


   Delaware                 1-4040              51-0080535
(State or Other          (Commission         (IRS Employer
Jurisdiction of          File Number)        Identification No.)
Incorporation)



3711 Kennett Pike, Greenville, Delaware           19807
(Address of principal executive offices)          (Zip Code)







Registrant's telephone number, including area code (302) 888-3112

Item 5.   Other Events.

          On March 28, 1996, Registrant executed a Distribution Agreement with Goldman, Sachs, & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan, Stanley & Co. Incorporated and Salomon Brothers Inc, (the "Distribution Agreement"), relating to $1,500,000,000 aggregate initial offering price of Medium-Term Notes Series II, to be sold from time to time pursuant to the Distribution Agreement.

Item 7.   Financial Statements, Pro Forma Financial Information and
Exhibits.

          1 Distribution Agreement, dated March 28, 1996, among Registrant, Sears, Roebuck and Co., Goldman, Sachs & Co., Merrill Lynch, Pierce Fenner & Smith
               Incorporated, Morgan Stanley & Co. Incorporated and Salomon Brothers Inc

          4(a) Form of fixed rate Medium Term Note Series II.

          4(b) Form of floating rate Medium Tern Note Series II.

          5 Opinion of Robert J. Pence dated April 1, 1996, relating to the validity of $1,500,000,000 aggregate principal amount of Medium-Term Notes Series II.

          8 Opinion of Baker & McKenzie, special tax counsel to Registrant, dated March 28, 1996.

          23(a)Consent of Robert J. Pence (included in Exhibit 5).

          23(b)Consent of Baker & McKenzie (included in Exhibit 8).

          99   Letter of Representations, dated as of March 28,
               1996, between the Registrant, Chase Manhattan Bank, N.A. and The Depository Trust Company.

                            SIGNATURES





          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   SEARS ROEBUCK ACCEPTANCE CORP.


Date: April 2, 1996           By:       /s/ Stephen D. Carp
                                        STEPHEN D. CARP
                                        Vice President, Finance

                           EXHIBIT INDEX


1 Distribution Agreement, dated March 28, 1996, among Registrant, Sears, Roebuck and Co., Goldman, Sachs & Co., Merrill Lynch, Pierce Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated and Salomon Brothers Inc

4(a)      Form of fixed rate Medium Term Note Series II.

4(b)      Form of floating rate Medium Tern Note Series II.

5 Opinion of Robert J. Pence dated April 1, 1996, relating to the validity of $1,500,000,000 aggregate principal amount of Medium-Term Notes Series II.

8 Opinion of Baker & McKenzie, special tax counsel to Registrant, dated March 28, 1996.

23(a)     Consent of Robert J. (included in Exhibit 5).

23(b)     Consent of Baker & McKenzie (included in Exhibit 8).

99 Letter of Representations, dated as of March 28, 1996, between the Registrant, Chase Manhattan Bank, N.A. and
          The Depository Trust Company.